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                                                                    Exhibit 99.1

                          MONTHLY NOTEHOLDERS STATEMENT

                            AMSOUTH AUTO TRUST 2000-1

                       Class A-1 6.745% Asset Backed Notes
                       Class A-2 6.70% Asset Backed Notes
                       Class A-3 6.67% Asset Backed Notes
                       Class A-4 6.76% Asset Backed Notes
                        Class B 7.08% Asset Backed Notes
                        Class C 7.44% Asset Backed Notes

Distribution Date:  December 17, 2001
Monthly Period:     November, 2001

        Under the Sale and Servicing Agreement dated as of October 1, 2000 among AmSouth Bank as servicer and AmSouth Auto Receivables LLC, as seller, AmSouth Auto Trust 2000-1 as issuer and the Bank of New York Trust Company of Florida as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

 1.   Notes

          (a) The aggregate amount of the distribution with respect to:

                        the Class A-1 Notes                          $0.00
                        the Class A-2 Notes                 $28,950,603.64
                        the Class A-3 Notes                  $1,750,875.00
                        the Class A-4 Notes                    $583,838.67
                        the Class B Notes                      $168,209.00
                        the Class C Notes                       $88,412.00


          (b) The amount of the distribution set forth in paragraph A.1.(a) above in respect of interest on:

                        the Class A-1 Notes                          $0.00
                        the Class A-2 Notes                    $398,254.59
                        the Class A-3 Notes                  $1,750,875.00
                        the Class A-4 Notes                    $583,838.67
                        the Class B Notes                      $168,209.00
                        the Class C Notes                       $88,412.00



          (c) The amount of the distribution set forth in paragraph A.1.(a) above in respect of principal on:

                        the Class A-1 Notes                          $0.00
                        the Class A-2 Notes                 $28,552,349.05
                        the Class A-3 Notes                          $0.00
                        the Class A-4 Notes                          $0.00
                        the Class B Notes                            $0.00
                        the Class C Notes                            $0.00

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                          MONTHLY NOTEHOLDERS STATEMENT

                            AMSOUTH AUTO TRUST 2000-1

                       Class A-1 6.745% Asset Backed Notes
                       Class A-2 6.70% Asset Backed Notes
                       Class A-3 6.67% Asset Backed Notes
                       Class A-4 6.76% Asset Backed Notes
                        Class B 7.08% Asset Backed Notes
                        Class C 7.44% Asset Backed Notes

Distribution Date:   December 17, 2001
Monthly Period:      November, 2001

          (d) The amount of the distribution set forth in paragraph A.1.(a) above per $1,000 interest in:

                        the Class A-1 Notes                         $0.00
                        the Class A-2 Notes                       $120.63
                        the Class A-3 Notes                         $5.56
                        the Class A-4 Notes                         $5.63
                          the Class B Notes                         $5.90
                          the Class C Notes                         $6.20

          (e) The amount of the distribution set forth in paragraph A.1.(b) above per $1,000 interest in:


                        the Class A-1 Notes                         $0.00
                        the Class A-2 Notes                         $1.66
                        the Class A-3 Notes                         $5.56
                        the Class A-4 Notes                         $5.63
                          the Class B Notes                         $5.90
                          the Class C Notes                         $6.20

          (f) The amount of the distribution set forth in paragraph A.1.(c) above per $1,000 interest in:


                        the Class A-1 Notes                         $0.00
                        the Class A-2 Notes                       $118.97
                        the Class A-3 Notes                         $0.00
                        the Class A-4 Notes                         $0.00
                          the Class B Notes                         $0.00
                          the Class C Notes                         $0.00

B. Information Regarding the Performance of the Trust

1.   Pool Balance and Note Principal Balance

          (a) The Pool Balance at the close of business on the
              last day of the Monthly Period              $513,755,775.93


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                          MONTHLY NOTEHOLDERS STATEMENT

                            AMSOUTH AUTO TRUST 2000-1

                       Class A-1 6.745% Asset Backed Notes
                       Class A-2 6.70% Asset Backed Notes
                       Class A-3 6.67% Asset Backed Notes
                       Class A-4 6.76% Asset Backed Notes
                        Class B 7.08% Asset Backed Notes
                        Class C 7.44% Asset Backed Notes

Distribution Date:  December 17, 2001
Monthly Period:     November, 2001

          (b) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1.c above with respect to:

                           the Class A-1 Notes                    $0.00
                           the Class A-2 Notes          $ 42,776,830.50
                           the Class A-3 Notes          $315,000,000.00
                           the Class A-4 Notes          $103,640,000.00
                             the Class B Notes          $ 28,510,000.00
                             the Class C Notes          $ 14,260,000.00

          (c) The Note Pool Factor for each Class of Notes after giving affect to the payments set forth in paragraph A.1.c above with respect to:

                           the Class A-1 Notes                        -
                           the Class A-2 Notes                0.1782368
                           the Class A-3 Notes                1.0000000
                           the Class A-4 Notes                1.0000000
                             the Class B Notes                1.0000000
                             the Class C Notes                1.0000000


          (d) The amount of aggregate Realized Losses for the preceding
              Monthly Period:                                        $441,248.21

          (e) The aggregate Purchase Amount for all Receivables that
              were repurchased in the Monthly Period                 $551,769.90

 2.   Servicing Fee

          The aggregate amount of the Servicing Fee paid to the Servicer with
          respect to the preceding Monthly Period                    $452,722.71

 3.   Payment Shortfalls

          (a) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph A.1.(b) above with respect to

                            the Class A-1 Notes                   $0.00
                            the Class A-2 Notes                   $0.00
                            the Class A-3 Notes                   $0.00
                            the Class A-4 Notes                   $0.00
                              the Class B Notes                   $0.00
                              the Class C Notes                   $0.00

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                          MONTHLY NOTEHOLDERS STATEMENT

                            AMSOUTH AUTO TRUST 2000-1

                       Class A-1 6.745% Asset Backed Notes
                       Class A-2 6.70% Asset Backed Notes
                       Class A-3 6.67% Asset Backed Notes
                       Class A-4 6.76% Asset Backed Notes
                        Class B 7.08% Asset Backed Notes
                        Class C 7.44% Asset Backed Notes

Distribution Date:  December 17, 2001
Monthly Period:     November, 2001

          (b) The amount of the Noteholders' Interest Carryover
              Shortfall set forth in paragraph B.3.(a) above per $1,000 interest with respect to:

                          the Class A-1 Notes                    $0.00
                          the Class A-2 Notes                    $0.00
                          the Class A-3 Notes                    $0.00
                          the Class A-4 Notes                    $0.00
                            the Class B Notes                    $0.00
                            the Class C Notes                    $0.00

4.

          (a) The aggregate amount of collections by the Servicer
              during the preceding Monthly period:                $33,331,533.67

          (b) The aggregate amount which was received by the Trust from the
              Servicer during the Monthly Period:                 $32,878,810.96

          (c) The number of Receivables that are delinquent for:

                                    30-59 days                     653
                                    60-89 days                     211
                               90 or more days                      68
                Repossessed Autos in Inventory                      28



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